UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2008

JACKSONVILLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Florida	001-14853	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Laura Street, Suite 1000
Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

(904) 421-3040
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

On June 24, 2008, Jacksonville Bancorp, Inc. (the “Company”) filed a Form 8-K announcing that it had entered into a Mutual Termination Agreement (the “Termination Agreement”) with Heritage Bancshares, Inc. (“Heritage”) to terminate the Agreement and Plan of Merger dated January 28, 2008 by and between the Company and Heritage, which contemplated the merger of Heritage with and into the Company. The Company is filing this amended 8-K to provide more information about the termination and to attach a copy of the Termination Agreement.

The termination of the Merger Agreement is mutual pursuant to Section 10.1(a) of the Merger Agreement, as the boards of directors of the Company and Heritage determined it was in the best interests of their respective corporations and shareholders to terminate the Merger Agreement, and there are no early termination penalties. The material terms and conditions of the Merger Agreement were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2008. Under the Termination Agreement, the Company and Heritage have agreed to release each other from any claims relating to the proposed merger and the Merger Agreement. The Termination Agreement also provides that the voting agreement and non-competition agreements delivered by the directors of Heritage are terminated.

The foregoing description of the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Termination Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

Item 8.01 Other Events.

On June 24, 2008, the Company announced that it had terminated the Merger Agreement with Heritage by press release, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Exhibits.

(2)	Exhibits

Exhibit No.	Exhibit
10.1*	Mutual Termination Agreement by and between Jacksonville Bancorp, Inc. and Heritage Bancshares, Inc. dated as of June 24, 2008.
99.1
Press released dated June 24, 2008 issued by Jacksonville Bancorp, Inc. (incorporated herein by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2008, File No. 30248).

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

JACKSONVILLE BANCORP, INC.

Date: June 26, 2008	By:	/s/ Valerie A. Kendall
Name: Valerie A. Kendall Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
10.1*	Mutual Termination Agreement by and between Jacksonville Bancorp, Inc. and Heritage Bancshares, Inc. dated as of June 24, 2008.
99.1
Press released dated June 24, 2008 issued by Jacksonville Bancorp, Inc. (incorporated herein by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2008, File No. 30248).

*Filed herewith